Loan Receivable, Net	12 Months Ended
Mar. 31, 2026
Loan Receivable, Net [Abstract]
LOAN RECEIVABLE, NET

NOTE 5 — LOAN RECEIVABLE, NET

On January 20, April 16 and August 11, 2025, the Company entered into short-term loan agreements with, AIMO (HK) Limited, an unrelated company (became a related company on October 30, 2025 (see Note 19)) to lend HK$1,000,000 (US$128,320), HK$2,500,000 (US$320,357) and HK$500,000 (US$64,071) with due date on January 19, April 15 and August 10, 2026 respectively. The loans carry an interest rate of 8% per annum to be paid yearly. The short-term loans were secured by personal guarantee provided by the borrower’s director.

On April 3 and May 23, 2025, the Company entered into short-term loan agreements with EPED Limited, a related company to lend HK$2,500,000 (US$320,357) and HK$2,000,000 (US$256,286) with due date on March 31, 2026. The loans carry an interest rate of 8% per annum to be paid yearly. The short-term loans were secured by personal guarantee provided by the borrower’s director.

On April 2, 2025, the Company entered into short-term loan agreement with Space Plus Limited, a related company to lend HK$2,500,000 (US$320,357) with due date on March 31, 2026. The loan carries an interest rate of 8% per annum to be paid yearly. The short-term loan was secured by personal guarantee provided by the borrower’s director.

All the above loans were fully repaid by March 31, 2026.

Loan receivable, net consisted of the following:

	As of March 31,
	2026	2025
Loan receivable	$—	$128,536
Less: allowance for expected credit loss	—	(1,355)
	$—	$127,181

The movement of allowances for expected credit loss is as follow:

	As of March 31,
	2026	2025
Balance at beginning of the year	$1,355	$—
(Reversal)/Provision	(1,351)	1,353
Exchange difference	(4)	2
Balance at end of the year	$—	$1,355

Interest income from short term loans for the year ended March 31, 2026, 2025 and 2024 was $41,655, $13,846 and $nil, respectively.